38420, 11/97
Prospectus Supplement
dated November 10, 1997 to:

PUTNAM MUNICIPAL INCOME FUND
Prospectus dated July 30, 1997

1. The following paragraph is added to the cover page of the prospectus immediately following the first paragraph:

     The fund may invest in lower-rated bonds, commonly known as "junk bonds." These investments are subject to a greater risk of loss of principal and nonpayment of interest.
     Purchasers should carefully assess the risks associated with an investment in the fund.

2. The following replaces the first sentence of the first paragraph of the section entitled "Basic investment strategy":

     The fund invests under normal market conditions at least 55% of its net assets in investment-grade tax-exempt securities.


3. The following replaces the second paragraph of the section entitled "Basic investment strategy":

     Differing yields on tax-exempt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. High yields are generally available from securities rated below BBB or Baa by a rating agency or from unrated securities of comparable quality. Securities rated below BBB or Baa (and comparable unrated securities) are commonly known as "junk bonds," and are considered to be of poor standing and predominantly speculative. The fund may invest up to 10% of its total assets in securities that are rated below B by each of the agencies rating the security, including securities in the lowest rating category of each rating agency, and in unrated securities of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the appendix to this prospectus. The foregoing investment limitations will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. For more detailed information about the risks associated with investing in lower-rated securities, see "Risk factors" below.